                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2003

                                 HydroFlo, Inc.
                 (Name of small business issuer in our charter)

         North Carolina                   333-100099               56-2171767
  (State or other jurisdiction of    Commission File Number     (I.R.S. Employer
    incorporation or organization)                              Identification Number)

        3721 Junction Blvd.,  Raleigh,  NC                 27603
     (Address of principal executive offices)           (Zip Code)

(Address of principal place of business or intended principal place of business)

                  Registrant's telephone number: 919-772-9925

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Item 5.   Other Events and Regulation FD Disclosure.

Payment was received from Valley Water Technologies, Inc. on May 13, 2003.

The Engineer for Happy Cloud Ranch advised us on May 16, 2003 that he had approved payment and forwarded his approval to accounts payable. We expect receipt of this payment prior to the end of May 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HydroFlo, Inc.
                                             (Registrant)

                                             By: /s/ Dennis Mast
                                                     Dennis Mast, CEO

         In accordance with the requirements of the Securities Act of 1933, this
Registration Statement was signed by the following persons in the capacities and on the dates stated:

               Signature                   Title                  Date

            /s/ Dennis Mast                 CEO              May 19, 2003
                Dennis Mast